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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2000

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22233 (Commission File No.)	41-1724963 (IRS Employer Identification No.)
1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108 (Address of principal executive offices)

Registrant's telephone number, including area code: (651) 644-7890

Not Applicable
(Former name or former address, if changed since last report)

Page 1 of 4 Pages
Exhibit Index Appears on Page 4

Item 5.  Other Events.

    Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solution, Inc.'s announcement regarding the third quarter of 2000 as presented in a press release of October 13, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description

99.1	Press release dated October 13, 2000

Page 2 of 4 Pages

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2000

ENDOCARDIAL SOLUTIONS, INC.
By:	/s/ JAMES W. BULLOCK James W. Bullock Chief Executive Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 13, 2000

Page 4 of 4 Pages

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INDEX TO EXHIBITS